Exhibit 99.1

May 14, 2018

Dear Shareholder:

We are pleased to announce the signing of a definitive agreement for Business Bancshares, Inc. to be acquired by Stifel Financial Corp. (NYSE: SF). The proposed transaction has been unanimously approved by the Board of Directors of both companies and is anticipated to close in the fourth quarter of 2018, subject to regulatory approval and customary closing conditions, including the approval of our shareholders. Our Board of Directors and your senior management team believe that the transaction will be beneficial to all shareholders.

As a shareholder, you are well aware of our commitment to be good stewards of your investment. After carefully evaluating several different paths for the future of The Business Bank, we decided upon a partnership with Stifel. We strongly believe this transaction will provide the opportunity to create long-term value for all of our shareholders, customers, and associates.

Through this transaction, we believe we have found a great strategic, financial, and cultural partner. Headquartered in St. Louis, Missouri, with more than $21 billion in assets and nearly $3 billion in annual revenue, for the year ended December 31, 2017, Stifel is a leading investment bank and wealth management firm that is capable of providing a wide array of expanded products and services to our customers. With Stifel having successfully completed more than 25 acquisitions since 1997, we are confident in a smooth integration process and look forward to contributing to future growth and continuing to drive value for shareholders as part of the combined organization.

Under the terms of the merger agreement, shareholders of Business Bancshares, Inc. will receive Stifel Financial Corp. common stock. At the effective time of the merger, each share of Business Bancshares, Inc. common stock will be exchanged for 0.705 shares of Stifel Financial Corp. common stock. Based on Stifel’s closing stock price of $60.37 per share as of May 10, 2018, the merger consideration equates to $42.56 per common share, or approximately 171% of tangible book value as of March 31, 2018. Of course, Stifel’s stock price will fluctuate between now and the merger effective time; the value of the Stifel common stock you actually receive for your shares of Business Bancshares, Inc. stock will depend on Stifel’s stock price at the time of the merger and may be more than or less than the amount described above.

You will receive proxy materials giving you much more detail about the background of the transaction and the terms of the merger before a special shareholders’ meeting that will be held to vote on the proposed merger. You are urged to read these materials when they become available because they will contain important information about Business Bancshares, Inc., Stifel Financial Corp., and the merger.

We hope that you are as excited as we are about the opportunities ahead. We not only appreciate your financial support but also the faith and confidence you have had in us and our team over the years. Because of you, we have been able to create a bank that not only survived the most trying of economic times, but ultimately thrived. We are very proud of what we have accomplished together and look forward to a bright future with you and with Stifel. Thank you again for your support.

Sincerely,

/s/ Larry M. Kirby

Larry M. Kirby

Chief Executive Officer

Business Bancshares, Inc.

8000 MARYLAND ● SUITE 100 ● CLAYTON, MO 63105
314.721.8003	www.bbstl.com	314.721.8007

Cautionary Note Regarding Forward-Looking Statements

The information contained in this letter contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this letter not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this letter are subject to risks and uncertainties that could cause Stifel Financial Corp.’s actual results to differ materially from those expressed in or implied by the statements. Material factors and assumptions could cause actual results to differ materially from current expectations. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the costs or effects of acquisitions or dispositions Stifel may make, whether Stifel is able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or Stifel’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the ability to successfully integrate acquired companies or branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission. Stifel Financial Corp. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel Financial Corp. disclaims any intent or obligation to update these forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of Stifel Financial Corp.’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to its Annual Reports on Form 10-K, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q. The documents filed by Stifel Financial Corp. with the SEC may be obtained free of charge through a link on Stifel’s website at www.stifel.com or on the SEC website at www.sec.gov. These documents may also be obtained free of charge from Stifel Financial Corp. by requesting them in writing to Stifel Financial Corp., 501 N. Broadway, St. Louis, Missouri 63102, Attention: Joel Jeffrey, or by telephone at (212) 271-3610.

In connection with the proposed transaction, Stifel Financial Corp. intends to file a registration statement on Form S 4 with the SEC that will include a proxy statement of Business Bancshares, Inc. and a prospectus of Stifel Financial Corp., and Stifel Financial Corp. will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Stifel Financial Corp. and Business Bancshares, Inc. are urged to carefully read the entire registration statement, proxy statement and prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the shareholders of Business Bancshares, Inc. seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement, the proxy statement and the prospectus free of charge from the SEC’s website or from Stifel Financial Corp. by writing to the address set forth in the paragraphs above and from Business Bancshares, Inc. at 8000 Maryland Avenue, Clayton, Missouri 63105.

Stifel Financial Corp. and Business Bancshares, Inc., and certain of their directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Business Bancshares, Inc. in connection with the proposed transaction. Information about the directors and executive officers of Stifel Financial Corp. and their ownership of Stifel Financial Corp. common stock is set forth in Stifel Financial Corp.’s Proxy Statement for the 2018 Annual Meeting of Shareholders filed with the SEC. Information about the directors and executive officers of Business Bancshares, Inc. is available on The Business Bank of St. Louis’s website. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph